UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2026

URBAN-GRO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39933	46-5158469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1751 Panorama Point, Unit G

Lafayette, Colorado 80026

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (720) 390-3880

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	UGRO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 20, 2026, urban-gro, Inc. (the “Company”) and its wholly owned subsidiary, urban-gro Canada Technologies Inc. (together with the Company, the “Borrower”), entered into a Forbearance Agreement (the “Forbearance Agreement”) and an Exchange Agreement (the “Exchange Agreement”) with Hudson Global Ventures, LLC (“Hudson”). Prior to entering into such agreements, on or about April 20, 2026, Grow Hill LLC (“Grow Hill”) assigned all of its right, title and interest in and to certain loan documents, including a Loan Agreement, Secured Promissory Note and Security Agreement (collectively, the “Loan Documents”), to Hudson pursuant to an Assignment and Assumption Agreement with limited novation (the “Assignment Agreement”) .. In connection with the Assignment Agreement, Hudson assumed all obligations of Grow Hill under the Loan Documents and the Company acknowledged Hudson as the successor lender thereunder, and Grow Hill was released from obligations arising after the effective date of the assignment.

As of April 10, 2026, the outstanding obligations under the Loan Documents were approximately $1.94 million, and the Borrower was in default under the Loan Documents. Pursuant to the Forbearance Agreement, Hudson agreed, subject to the terms and conditions set forth therein, to forbear from exercising its rights and remedies with respect to such default for a limited period ending on the earlier of April 30, 2026 or the occurrence of certain termination events (the “Forbearance Period”), provided that the Borrower complies with the terms of the Forbearance Agreement . In consideration for Hudson’s agreement to forbear, the principal balance of the loan was increased to $2,800,000, which includes a forbearance fee capitalized into the loan balance, the Borrower agreed to pay certain fees and expenses, including legal fees, and the Borrower reaffirmed its obligations under the Loan Documents and provided a broad release of claims in favor of Hudson and related parties. The Forbearance Agreement provides that the forbearance is temporary in nature, does not constitute a waiver of the existing default, and upon termination of the Forbearance Period, Hudson may exercise all rights and remedies available under the Loan Documents.

Concurrently with the Forbearance Agreement, the Company entered into the Exchange Agreement with Hudson pursuant to which Hudson agreed to reduce a portion of the outstanding loan balance (the “Note Exchange Amount”) and the Company agreed to issue shares of its common stock, par value $0.001 per share (the “Exchange Shares”), to Hudson in exchange therefor . The Exchange Shares are to be delivered via DWAC to Hudson’s designated brokerage account on or promptly following execution of the Exchange Agreement, and the Company agreed to take all actions necessary for the Exchange Shares to become free trading, including obtaining and delivering legal opinions. The parties further agreed that the holding period of the Exchange Shares will include Hudson’s holding period of the original note, which dates back to October 1, 2024, and that the Company will provide a legal opinion supporting the availability of resale under Rule 144 without volume or manner-of-sale restrictions. The Company also agreed to bear all costs and expenses associated with the issuance of the Exchange Shares, including legal and transfer agent fees. The Exchange Agreement provides that the issuance of the Exchange Shares will reduce the outstanding balance of the loan, with any remaining balance continuing to be owed under the Loan Documents, as modified.

The foregoing descriptions of the Assignment Agreement, Forbearance Agreement and Exchange Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, copies of which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The Assignment Agreement resulted in Hudson becoming the holder of the Company’s outstanding indebtedness under the Loan Documents. The Forbearance Agreement modified the terms of such indebtedness by, among other things, increasing the principal balance and temporarily restricting enforcement rights. The Exchange Agreement provides for the partial satisfaction of such indebtedness through the issuance of equity securities, with any remaining balance continuing as an obligation of the Company.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The Exchange Shares were issued in a private transaction pursuant to the Exchange Agreement. The issuance of the Exchange Shares was made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended, as an exchange of securities by the Company with an existing security holder where no commission or other remuneration was paid or given directly or indirectly for soliciting such exchange . The Company relied on this exemption based on its belief that the Exchange Shares were issued solely in exchange for the cancellation or modification of existing indebtedness, that Hudson was an existing creditor of the Company, and that no commission or other remuneration was paid in connection with the exchange.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of, or incorporated by reference into, this Report.

Exhibit No.	Description
10.1	Form of Assignment and Assumption Agreement, by and between Grow Hill LLC, and Hudson Global Ventures, LLC
10.2	Forbearance Agreement, dated April 20, 2026, by and among urban-gro, Inc., urban-gro Canadian Technologies Inc. and Hudson Global Ventures, LLC
10.3	Exchange Agreement, dated April 20, 2026, by and between Hudson Global Ventures, LLC and urban-gro, Inc.
104*	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2026	URBAN-GRO, INC.

	By:	/s/ Bradley Nattrass
		Name:	Bradley Nattrass
		Title:	Chairman and Chief Executive Officer

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